     TENANT ESTOPPEL CERTIFICATE                              EXHIBIT 10.6


         The undersigned, Hytek Microsystems Inc., a California corporation ("Tenant"), is the tenant under that lease dated March, 1990, made with The Mallard Company, A Business Trust Organization, successor in interest to Rubin/Sadd Development,a Nevada Corporation ("Landlord") and does hereby certify as follows:

         1. Attached hereto is a true and correct copy or original of a lease agreement between Landlord and the undersigned Tenant. There are no amendments that are not attached. There are no oral agreements or modifications to the lease. The attached lease and two (2) amendments contain the complete agreement.


         2. To Tenant's current actual knowledge. There are no breaches of any covenant, condition, warranty or obligation, to Tenant's current actual knowledge, under the lease agreement that give rise to a default by Landlord or Tenant. Landlord is in full compliance with all terms, conditions or covenants of the lease agreement.


         3. All payments on the lease agreement are current as of the date of this certificate.


         4. The monthly rent is presently $13,941.00 per month due on the first of the month. The undersigned has not paid to Landlord any amount as prepaid rent except for this month (current rent) and has paid to Landlord the amount of $9,520.00 as security deposit.


         5. The lease expires on June 30, 2005, and has an option to extend, pursuant to which the term can be extended for an additional five years.


         6. To Tenant's current actual knowledge, as of today, there are no defenses or offsets to enforcement of the lease.


         7. Tenant disclaims all right, title and interest to the leased premises except those rights granted by the lease.


      Dated this 22nd day of October, 1999.


      TENANT
      Hytek Microsystems Inc.
      A California Corporation


      By: ______________________________
      Charles S. Byrne, President

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


         THIS AGREEMENT, made this 22nd day of October, 1999, The Mallard Company, a Business Trust Organization, successor in interest to Rubin/Sadd Development, a Nevada Corporation ("Owner"), HYTEK Microsystems, Inc., a California Corporation ("Tenant") and FIRST SECURITY BANK OF NEVADA ("Lender").


                                   WITNESSETH:

         WHEREAS, Owner did enter into a lease with Tenant dated March, 1990 ("Lease", covering all or part of the real property more commonly known as 400 Hot Springs Road, Carson City, County of Carson City, State of Nevada ("Property"); and

         WHEREAS, Owner has executed, or is about to execute, a note in the amount of $750,000.00 in favor of Lender, payable with interest and upon the terms and conditions described therein ("Note"); and

         WHEREAS, it is a condition precedent to advancing funds under the Note that Owner execute a deed of trust in favor of Lender ("Deed of Trust") which shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the lien or charge of the Lease; and

         WHEREAS, Lender also requires that Tenant attorn to Lender and Lender's assigns, and Tenant is willing to attorn to Lender and its assigns provided Lender and its assigns do not disturb Tenant's right of quiet enjoyment so long as Tenant is not in default beyond ant applicable cure period under the Lease; and

         WHEREAS, it is to the mutual benefit of the parties hereto that Lender advance the funds under the Note to Owner;

         NOW, THEREFORE in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Lender to advance the funds under the Note, it is hereby declared, understood, and agreed as follows:

   A.  SUBORDINATION

       (1) The Deed of Trust in favor of Lender, as to all obligations recited as being secured thereby, and any renewal, modifications or extensions thereof, shall unconditionally be and remain at all times a lien or charge on the Property, prior and superior to the lien or charge of the Lease, and the Lease and the Tenant's rights thereunder shall be unconditionally subordinate and junior to the lien of the Deed of Trust.
Notwithstanding the foregoing subordination, the provisions of the lease concerning alterations, disposition of insurance and condemnation proceeds, and assignment and subletting shall prevail over any contrary or inconsistent provisions contained in the Deed of Trust. In event the consent of Lender is required before Tenant may take an action that it is otherwise permitted to take under the lease, such consent of Lender shall not be reasonably withheld or delayed

       (2) Lender will not advance funds under the Note without the execution and delivery of this Subordination, Non disturbance and Attornment Agreement.

   B.  NONDISTURBANCE AND ATTORNMENT

       (1) As long as Tenant is not in default beyond any applicable cure period the Lease, Lender or any other purchaser at foreclosure of the Deed of Trust shall recognize and shall not disturb the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term and any extensions thereof with the same force and effect as if Lender or such other purchaser were the original landlord under the Lease.



                                                       Subordination Agreement 1

Without limiting the generality of the foregoing sentence, (I) Tenant's use and possession of the Property and Tenant's rights and privileges (including, without limitation, all extension options and rights) under the Lease and any extensions thereof shall not be disturbed, diminished or in interfered with by Lender in the exercise of any of its rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights, (ii) the Lease shall not be terminated or modified by the exercise of any of Lender's rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights, and (iii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating or modifying Tenant's interest and estate under the Lease because of any default under the Deed of Trust or any other instrument evidencing or securing the indebtedness secure thereby. Notwithstanding anything to the contrary in the Deed of Trust, (a) Lender shall make all insurance proceeds and condemnation awards received by it available for repair and restoration of the Property to the extent necessary for Owner and Tenant to fulfill their repair and restoration obligations under the Lease, and (b) any and all insurance and condemnation proceeds payable with respect to Tenant's property or interruption or relocation of Tenant's business will be paid to Tenant. No foreclosure, deed in lieu of foreclosure or sale under Deed of Trust shall affect Tenant's rights so long as Tenant is not in default beyond any applicable cure period under the Lease.

            (2) In the event Lender foreclosed under the terms of any loan document with Owner or the Deed of trust, Lender shall give Tenant notice in the manner and to the extent prescribed by law.

            (3) In the event of foreclosure, exercise of any power of sale or exercise of any other remedy under any loan document encumbering the Property, Tenant agrees to accept and attorn to Lender or Lender's assigns or any purchaser from Lender or any purchaser at foreclosure or trustee's sale as the new owner of the premises, and so long as Tenant is not in default, beyond any applicable cure period, under the Lease, said Lease shall, with regard to the Property, continue in full force and effect as a direct lease between Lender or its successors and assigns and Tenant.

            (4) Tenant acknowledges that Lender shall not be liable or responsible for the return of any security deposit or prepaid rents which may have been paid to Owner, unless actually received by Lender. Tenant agrees it will not prepay Owner rent more than one month in advance under the terms of the Lease. If Lender or any other person acquires fee title to the Property, Lender or such other person will be entitled to the next month's rent (and any percentage rents) regardless of any prepayment of Tenant to Landlord for more than one month in advance.

             (5) Lender shall not be bound by any amendment to the Lease made without prior written consent of Lender.

             (6) In the event of the transfer of the Property through foreclosure, exercise of any power of sale, exercise of any rights under any loan document encumbering the Property or any transfer or assignment of Lender's interest therein, the purchaser or assignee shall take such interest free and clear of any prior or existing default of the Owner under the terms of the Lease. Lender or the new owner will assume and perform the obligations of the Owner as of date. Lender or the new owner obtains title, so long as Tenant is not in default beyond any applicable cure period under the Lease; provided, however, that any such purchaser or assignee shall be responsible for continuing defaults of the Owner (such as a continuing failure to repair and maintain the Property).

              (7) This agreement may be executed in separate counterparts all of which shall constitute a single instrument.

              (8) Owner agrees that nothing contained in this Agreement shall impair, limit, abrogate or otherwise modify the obligations of Owner to Tenant under the Lease and that the obligations of Owner under the Lease that have accrued prior to any foreclosure of the Deed of Trust or sale of the Premises by deed in lieu of foreclosure shall survive.



                                                       Subordination Agreement 2

C.       BINDING EFFECT

        This agreement shall be binding upon the parties hereto, their respective heirs, successors and assigns.


   LENDER:
   FIRST SECURITY BANK OF NEVADA



   By  _____________________________

   Its  _____________________________



   OWNER:
   THE MALLARD COMPANY, A BUSINESS TRUST ORGANIZATION
   (SUCCESSOR IN INTEREST TO RUBIN/SADD DEVELOPMENT, A NEVADA CORPORATION)

   By  ______________________

   Its  ______________________


   TENANT:
   HYTEK MICROSYSTEMS INC., A CALIFORNIA CORPORATION

   By  ______________________

   Its  _______________________


                                 LENDERS NOTARY

STATE OF  ______________)
                        ) SS.
COUNTY OF ______________)


   The foregoing instrument was acknowledged before me this ______ day of __________, 1999, by ________________, ________________ of First Security Bank
of Nevada.


                                              _________________________________
                                              Notary Public





                                                       Subordination Agreement 3

ADDENDUM



                REVISED PARAGRAPH (1) OF SUBORDINATION AGREEMENT

                   (1) As long as Tenant is not in default beyond any applicable sure period under the Lease, Lender or any other purchaser at foreclosure of the Deed of Trust shall recognize and shall not disturb the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term and any extensions thereof with the same force and effect as if Lender or such other purchaser were the original landlord under the Lease. Without limiting the generality of the foregoing sentence, (i) Tenant's use and possession of the Property and Tenant's rights and privileges (including, without limitation, all extension options and rights) under the Lease and any extensions thereof shall not be disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights. (ii) the Lease shall not be terminated or modified by the exercise of any of Lender's rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights, and (iii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating or modifying Tenant's interest and estate under the Lease because of any default under the Deed of Trust or any other instrument evidencing or securing the indebtedness secured thereby. Notwithstanding any thing to the contrary in the Deed of Trust, (a) Lender shall make all insurance proceeds and condemnation awards received by it available for repair and restoration of the Property, pursuant to a commercially reasonable disbursement procedure, to the extent necessary for Owner and Tenant to fulfill their repair and restoration obligations under the Lease, and (b) any and all insurance and condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business will be paid to Tenant. No foreclosure, deed in lieu of foreclosure or sale under Deed of Trust shall affect Tenant's rights so long as Tenant is not in default beyond any applicable cure period under the Lease.



LENDER:
FIRST SECURITY BANK OF NEVADA

By  ____________________________

Its   ____________________________


OWNER:
THE MALLARD COMPANY, A BUSINESS TRUST ORGANIZATION
(SUCCESSOR IN INTEREST TO RUBIN/SADD DEVELOPMENT, A NEVADA CORPORATION)

By  ________________________

Its   ________________________


TENANT:
HYTEK MICROSYSTEMS INC., A CALIFORNIA CORPORATION

By  ________________________

Its  ________________________

                                  OWNERS NOTARY




STATE OF ___________________)
                            ) SS.
COUNTY OF __________________)

            The foregoing instrument was acknowledged before me this __________ day of _______________, 1999, by ______________________________________________.



                                         _______________________________________
                                         Notary Public



TENANTS NOTARY


STATE OF ________________)
                         ) SS.
COUNTY OF _______________)

             The foregoing instrument was acknowledged before me this __________ day of ______________,_________, by ___________________________________________.



                                         _______________________________________
                                         Notary Public

















                                                       Subordination Agreement 4